SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2002

PACIFICARE HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-21949 (Commission File Number)	95-4591529 (IRS Employer Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

___________________________

Item 7. Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.   Exhibits.

99.1	Sworn Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Sworn Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.   Regulation FD Disclosure.

               On August 7, 2002, the Chief Executive Officer and Chief Financial Officer of PacifiCare Health Systems, Inc. each signed and submitted to the Securities and Exchange Commission (“SEC”), written statements, under oath, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Copies of the written statements are filed as exhibits to this Current Report on Form 8-K.

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SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated: August 12, 2002	By:	/s/ SUSAN L. BERKEL Susan L. Berkel Senior Vice President and Corporate Controller (Chief Accounting Officer)

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INDEX TO EXHIBITS

99.1	Sworn Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Sworn Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.